ASXT(S) 1/97

                   Supplement to Prospectus Dated May 1, 1996
                         as Supplemented January 2, 1997
                        Supplement Dated January 2, 1997


The following additional portfolio of American Skandia Trust ("AST") is now available as a variable investment option for Annuities purchased prior to October 15, 1996: AST Putnam Value Growth & Income Portfolio.

On the cover page of the Prospectus after the third paragraph and under the caption "HIGHLIGHTS - (1) Investment Options" the following is added:

Please note that the AST Putnam Value Growth & Income Portfolio is not available as a variable investment option for Annuities purchased on or after October 15, 1996.

Under the caption "INVESTMENT OPTIONS - Variable Investment Options" the following is added at the end of the chart:

Please note that the AST Putnam Value Growth & Income Portfolio and its corresponding Sub-account is not available as a variable investment option for Annuities purchased on or after October 15, 1996.

The following information is added to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets):

Unless otherwise shown, the expenses shown below are for the year ending December 31, 1995. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated.

                                              Manage-        Manage-                                        Total           Total
                                               ment           ment            Other          Other         Annual          Annual
                                                Fee            Fee          Expenses       Expenses       Expenses        Expenses
                                               after         without          after         without         after          without
                                                any            any             any            any            any             any
                                            applicable     applicable      applicable     applicable     applicable      applicable
                                            reimburse-     reimburse-      reimburse-     reimburse-     reimburse-      reimburse-
                                               ment           ment            ment           ment           ment            ment
------------------------------------------------------------------------------------------------------------------------------------

American Skandia Trust
    AST Putnam Value Growth & Income(1)         N/A          0.75%            0.33%          0.33%           1.08%          1.08%

(1) This Portfolio is first being offered as of the date of this Supplement. Expenses shown are estimated and annualized.

The following information is added to the table entitled "Expense Examples":

           Examples (amounts shown are rounded to the nearest dollar)

-------------------------------------------------------------------------------
If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000.00 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                After:
Sub-accounts                          1 yr.  3 yrs.5 yrs.  10 yrs.
AST Putnam Value Growth & Income       112     167   215    297

If you do not surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000.00 investment, assuming 5% annual return on assets:
                                                After:
Sub-accounts                          1 yr.  3 yrs.5 yrs.  10 yrs.
------------
AST Putnam Value Growth & Income        27      82   140    297

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund:  American Skandia Trust"

Sub-account                                                                                     Underlying Mutual Fund Portfolio

AST Putnam Value Growth & Income                                                                AST Putnam Value Growth & Income

                         SHORT DESCRIPTIONS - APPENDIX B

The following short description of the AST Putnam Value Growth & Income Portfolio is contained in an Appendix to the Prospectus:

AST Putnam Value Growth & Income Portfolio: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth.
Current income is a secondary investment objective. The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may also purchase Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments. The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. The Portfolio may buy and sell stock index futures contracts. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio may also buy and sell put and call options for hedging purposes. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The Portfolio may enter into repurchase agreements. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds.